American Century Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

NEW OPPORTUNITIES FUND

SUPPLEMENT DATED JANUARY 10, 2007 * Prospectus dated March 1, 2006

THE FOLLOWING REPLACES THE SECTION THE FUND MANAGEMENT TEAM ON PAGE 9.

THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

STAFFORD SOUTHWICK

Mr. Southwick, Portfolio Manager, has been a member of the team that manages the fund since joining American Century in June 2001 as an investment analyst. He became a portfolio manager in April 2006. He has a bachelor's degree from
Southern Utah University and an MBA from the University of Texas at Austin. He is a CFA charterholder.

MATTHEW FERRETTI

Mr. Ferretti, Portfolio Manager, rejoined the team that manages the fund in July
2006. He joined American Century in July 2002 as an investment analyst for the fund. In May 2006, he became a senior investment analyst for the Select Fund. He became a portfolio manager for the fund in July 2006. Prior to joining American
Century, Mr. Ferretti was a portfolio manager at Teacher Retirement System of
Texas. He has a bachelor's degree from the University of Notre Dame, a JD from
Villanova University and an MBA from the University of Texas. He is a CFA charterholder.

The statement of additional information provides additional information about the other accounts managed by the portfolio managers, if any, the structure of their compensation, and their ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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